EXHIBIT NO. 99.10(b)

                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 55 to Registration Statement No. 2-38613 of MFS Series Trust V, of our reports dated November 7, 2002, appearing in the annual reports to shareholders of MFS Total Return Fund and MFS Research Fund for the year ended September 30, 2002, and to the references to us under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors and Financial Statements" in the Statements of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP
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Deloitte & Touche LLP

Boston, Massachusetts
October 27, 2003